Exhibit 99.1

Monogram Residential Trust, Inc. © 2014 Monogram Residential Trust, Inc. 1 Allusion West University - Houston, Texas Q2 2014 Update Call August 28, 2014

Forward-Looking Statements This presentation contains forward-looking statements relating to the business and financial outlook of Monogram Residential Trust, Inc. (the “REIT”), including the timing or prospects for a listing, and its subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of the REIT’s management based on their knowledge and understanding of the REIT’s business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect the REIT’s management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results. © 2014 Monogram Residential Trust, Inc. 2

Forward-Looking Statements Factors that could cause actual results to vary materially from any forward-looking statements made in this presentation include, but are not limited to: The forward looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of Monogram’s Annual Report on Form 10-K for the year ended December 31, 2013 and in subsequent Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission. the timing or prospects for a listing of shares on a national stock exchange absence of a public market for the REIT’s securities; limited transferability and lack of liquidity; risks associated with lending activities; no assurance that distributions will continue to be made or that any particular rate of distribution will be maintained; lack of diversification in property holdings; market and economic challenges experienced by the U.S. economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the REIT’s ability to make accretive investments in a diversified portfolio of assets; availability of cash flow from operating activities for distributions; the REIT’s level of debt and the terms and limitations imposed on the REIT by its debt agreements; the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; the ability to secure resident leases at favorable rental rates; the ability to raise future capital through equity and debt security offerings and through joint venture arrangements; the ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; conflicts of interest, including those arising out of our relationships with our former advisor and its affiliates; unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; factors that could affect our ability to qualify as a real estate investment trust; potential development risks and construction delays; risk that the REIT’s operating results will be affected by economic and regulatory changes that have an adverse impact on a program’s investments; unforeseen increases in operating and capital expenses; declines in real estate values; and, lack of availability of due diligence information. These risks may impact the REIT’s financial condition, operating results, returns to its shareholders, and ability to make distributions as stated in the REIT’s offering. © 2014 Monogram Residential Trust, Inc. 3

Questions? During the call, please e-mail questions to: questions@monogramres.com © 2014 Monogram Residential Trust, Inc. 4

Today’s Presenters Mark T. Alfieri Chief Executive Officer, President and Chief Operating Officer Howard S. Garfield Executive Vice President and Chief Financial Officer © 2014 Monogram Residential Trust, Inc. 5 Peggy Daly Executive Vice President of Property Management Daniel J. Rosenberg Senior Vice President, General Counsel and Secretary

Completion of Transition to Self-Management Became self-managed company effective June 30, 2014 Rebranded to Monogram Residential Trust, Inc. June 30, 2014 Corporate and property personnel became Monogram employees on July 1, 2014 Moved into new corporate headquarters in June 2014 No further asset or property management fees paid to sponsor Beginning July 1, 2014, incurring our own general and administrative costs related to our own employees and infrastructure © 2014 Monogram Residential Trust, Inc. 6

Exploration of a Listing of Shares Provide liquidity to shareholders Potentially increase shareholder value with access to additional capital No assurance regarding timing, prospects or inferences to possible value © 2014 Monogram Residential Trust, Inc. 7

Strategy for Growth Over past few years, growth in revenues, earnings and cash flows driven by rent increases and cost containment in operating portfolio Over next few years, growth will also be driven by completion and lease up of development portfolio 18 development properties in portfolio, most will be completed in next 24 to 30 months © 2014 Monogram Residential Trust, Inc. 8

New Estimated Share Valuation New estimated per-share valuation of $10.41 effective August 12, 2014 Increase of $0.38, up from March 1, 2013 estimated valuation of $10.03 In addition to annualized $0.35 per share distribution paid during the same period Real estate valuation represents an increase of 20% over historical cost basis © 2014 Monogram Residential Trust, Inc. 9

Same Store Occupancy and Rental Rates There were 30 Same Store properties in the 2nd quarter year over year comparison. Monthly rental revenue per unit has been calculated based on the leases in effect as of June 30, 2014 and 2013 for the applicable comparable properties. Monthly rental revenue per unit only includes base rents for the occupied units, including affordable housing payments and subsidies, and does not include other charges for storage, parking, pets, cleaning, clubhouse or other miscellaneous amounts. © 2014 Monogram Residential Trust, Inc. 10

Total Rental Revenue (in millions) Total Rental Revenue, Q2 2013 $46.7 Same Store Increases 1.2 2013 Acquisition 1.9 Development Increases 2.1 Disposition (0.9) Total Rental Revenue, Q2 2014 $51.0 © 2014 Monogram Residential Trust, Inc. 11

*Reconciliations of Loss from Continuing Operations to Combined Net Operating Income can be found in the Current Report on Form 8-K filed on August 28, 2014 with the Securities and Exchange Commission. A copy of this filing is available at www.monogramres.com. Net Operating Income* Trends (in millions) Total NOI, Q2 2013 $28.2 Same Store Increases 0.8 2013 Acquisition 1.2 Development Increases 0.6 Disposition (0.6) Total NOI, Q2 2014 $30.2 © 2014 Monogram Residential Trust, Inc. 12

Development Portfolio (in millions) © 2014 Monogram Residential Trust, Inc. 13 Estimated dates used in this chart are based upon contractual completion schedules adjusted for reasonably known conditions. These dates may be subject to further adjustment, both accelerations or delays, due to changes, some of which may be beyond our control.

Estimated Value per Share ($) Estimated Per Share Valuation Components © 2014 Monogram Residential Trust, Inc. 14

Changes in Valuation (in millions, except per share values) Estimated Value Estimated per Share Value Estimated value as of March 1, 2013 $1,685 $10.03 Net appreciation in real estate values 177 1.05 Net increases in debt values (3) (0.02) Net increases in noncontrolling interests (60) (0.35) Other net value differences (38) (0.30) Estimated value as of August 12, 2014 $1,761 $10.41 © 2014 Monogram Residential Trust, Inc. 15

MFFO* Trends – Q2 2014 has last significant effects of transition *Reconciliations of Net Income (Loss) to FFO to MFFO can be found in the Current Report on Form 8-K filed on August 28, 2014 with the Securities and Exchange Commission. A copy of this filing is available at www.monogramres.com. © 2014 Monogram Residential Trust, Inc. 16

Cash Flow from Operations (in millions) Year over year decrease due to: $12.7m payments relating to the transition to self-management $4.3m decrease in interest collections Excludes proceeds from sales © 2014 Monogram Residential Trust, Inc. 17

Share Redemption Program and Distribution Reinvestment Plan Suspensions As a result of the exploration of a listing of shares, Board determined to suspend in best interests of stockholders Suspension of Share Redemption Program Effective August 14, 2014 No redemption for 3rd Quarter, will retain the queue Suspension of Distribution Reinvestment Plan Effective August 24, 2014 All further distributions will be paid in cash Contact Shareholder Services at (866) 655-3650 to change distribution instructions © 2014 Monogram Residential Trust, Inc. 18

Selected Investments Gallery Acappella – San Bruno, CA Fitzhugh Urban Flats – Dallas, TX The Reserve at La Vista Walk – Atlanta, GA Calypso Apartments and Lofts – Irvine, CA Acappella, La Vista and Allegro are wholly owned communities. Fitzhugh, Calypso and Skye 2905 Urban Flats are joint venture owned communities. Allegro– Addison, TX Skye 2905 Urban Flats– Denver, CO © 2014 Monogram Residential Trust, Inc. 19

Questions? Email questions to: questions@monogramres.com © 2014 Monogram Residential Trust, Inc. 20

Playback Information Investors may dial toll free (888) 203-1112 and use conference ID 2355535 to access a playback of today’s call Representatives may log on to the password protected portion of the Behringer website (www.behringerinvestments.com) for a playback of today’s call Replays will be available until Friday, October 3rd © 2014 Monogram Residential Trust, Inc. 21